Exhibit 99.1
P.F. CHANG’S CHINA BISTRO, INC.
P.F. CHANG’S EARNS $0.20 PER SHARE
FOURTH QUARTER EARNINGS EXPECTATIONS LOWERED
SCOTTSDALE, ARIZONA (October 24, 2007) P.F. Chang’s China Bistro, Inc. (NASDAQ: PFCB) today reported earnings of $5.3 million for the third quarter ended September 30, 2007 compared to $6.6 million for the third quarter of the prior year. Earnings per diluted share for the third quarter were $0.20 as compared to $0.25 for the third quarter of the prior year.

(000 except per share data)	3Q07	3Q06
Revenues	$270,880	$231,024
Net Income	$5,275	$6,586
Diluted Earnings Per Share	$0.20	$0.25
Shares used in diluted EPS calculation	26,105	26,558
Bistro Results
Revenues for the Company’s Bistro concept increased 12.8% to $208.5 million for the third quarter of 2007 compared to $184.9 million in the third quarter of 2006. Bistro revenues were $1.1 million below the Company’s forecast primarily due to reduced guest traffic. Comparable store sales for the Bistro declined 1.6% compared to a forecasted decline of 1.3%.
Pei Wei Results
Revenues for the Company’s Pei Wei concept increased 33.9% to $61.7 million for the third quarter of 2007 compared to $46.1 million in the third quarter of 2006. Pei Wei revenues were $1.0 million below the Company’s forecast primarily due to lower than expected sales at new stores opened during 2007 as well as existing locations. Comparable store sales decreased 1.0% compared to a forecasted increase of 0.8%.
2007 Expectations
The Company has revised its full year 2007 forecasted earnings per share from $1.34 to $1.19 reflecting expectations of lower revenue growth due to anticipated comparable store sales declines at both concepts, lower than expected sales at 2007 new Pei Wei store openings and continuing current year trends of rising restaurant operating costs at both concepts.
Bistro Expectations
The Company plans to open 20 new Bistro restaurants during 2007, 10 of which were open by the end of the third quarter. Fiscal year 2007 revenues are expected to increase 11.4% over prior year to $842.7 million compared to the Company’s previous forecast of $847.2 million. The Company expects Bistro full-year comparable store sales to decline 2.1%, compared to the Company’s previous forecast of a 1.6% decline, reflecting reductions in anticipated guest traffic based on recent trends.

Pei Wei Expectations
The Company plans to open 37 new Pei Wei restaurants during 2007, 30 of which were open by the end of the third quarter. Fiscal year 2007 revenues are expected to increase 34.8% over prior year to $243.0 million compared to the Company’s previous forecast of $247.6 million. The Company reduced Pei Wei full-year comparable store sales growth expectations from its previous forecast of 0.8% to 0.0% reflecting reductions in anticipated guest traffic based on recent trends.
2008 Development
In fiscal 2008, the Company expects sales weeks for Bistro and Pei Wei to increase approximately 13% and 26%, respectively, through the development of 18 new Bistro restaurants and 25 new Pei Wei restaurants scheduled to open during 2008.
Authorization of Increase to Share Repurchase Program
On October 19, 2007, the Company’s Board of Directors increased the amount of the Company’s current share repurchase program authorization from $50.0 million to $100.0 million. Under this program, the Company may repurchase outstanding shares of its common stock from time to time in the open market or in private during the two-year period ending October 19, 2009, at prevailing market prices. The Company intends to use cash on hand and available credit lines to repurchase shares under the program.
The Company is hosting a conference call today at 1:00 pm ET in which management will provide further details on these items. A webcast of the call can be accessed through the company’s website at http://www.pfcb.com.

P.F. Chang’s China Bistro, Inc. owns and operates three restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility. Taneko Japanese Tavern features natural, organic and seasonal ingredients highlighting the diverse cooking styles of Japan.
Note with respect to non-GAAP financial measures contained within Supplemental Financial Information
In addition to using GAAP results in evaluating the Company’s business, management measures restaurant operating income to assess the performance of its existing restaurant concepts. Restaurant operating income includes all ongoing costs related to operating the Company’s restaurants but excludes preopening expenses and partner investment expense. Because these costs are solely related to expansion of the Company’s business, they make an accurate assessment of the health of its ongoing operations more difficult and are therefore excluded. As the Company’s expansion is funded entirely from its ongoing restaurant operations, restaurant operating income is a primary consideration when determining whether and when to open additional restaurants. The non-GAAP financial information presented herein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Please see the non-GAAP to GAAP reconciliation at the bottom of pages six through ten of this press release for a reconciliation of restaurant operating income to the most directly comparable GAAP measure, income from operations.
Note with respect to forward looking statements
The statements contained in this press release that are not purely historical, including the Company’s estimates of its revenues, earnings and comparable store sales, are forward-looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the Company’s ability to locate acceptable restaurant sites; open new restaurants and operate its restaurants profitably; the Company’s ability to hire, train and retain skilled management and other personnel; the Company’s ability to access sufficient financing on acceptable terms; changes in consumer tastes and trends; customer acceptance of new concepts; national, regional and local economic and weather conditions; changes in costs related to food, utilities and labor, changes in immigration laws; and other risks described in the Company’s recent SEC filings.

Contact: P.F. Chang’s China Bistro, Inc.		(480) 888-3000

Media:	Laura Cherry	laura.cherry@pfcb.com
Investor:	Mark Mumford	mark.mumford@pfcb.com

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended
	September 30,	October 1,
	2007	2006
Revenues	$270,880	$231,024
Costs and expenses:
Cost of sales	74,092	62,954
Labor	92,127	76,209
Operating	43,999	36,382
Occupancy	16,025	13,371
General & administrative	17,375	14,641
Depreciation & amortization	14,855	11,584
Preopening expense	4,939	3,792
Partner investment expense	(71)	1,487

Total costs and expenses	263,341	220,420

Income from operations	7,539	10,604
Interest and other income (expense), net	(10)	344
Minority interest	(808)	(1,948)

Income before provision for income taxes	6,721	9,000
Provision for income taxes	(1,446)	(2,414)

Net income	$5,275	$6,586

Basic net income per share	$0.20	$0.25
Diluted net income per share	$0.20	$0.25
Shares used in calculation of basic EPS	25,773	26,000
Shares used in calculation of diluted EPS	26,105	26,558

	Percentage of Revenues
	September 30,	October 1,
	2007	2006
Revenues	100.0%	100.0%
Costs and expenses:
Cost of sales	27.4%	27.2%
Labor	34.0%	33.0%
Operating	16.2%	15.7%
Occupancy	5.9%	5.8%
General & administrative	6.4%	6.3%
Depreciation & amortization	5.5%	5.0%
Preopening expense	1.8%	1.6%
Partner investment expense	0.0%	0.6%

Total costs and expenses	97.2%	95.4%

Income from operations	2.8%	4.6%
Interest and other income (expense), net	0.0%	0.1%
Minority interest	(0.3%)	(0.8%)

Income before provision for income taxes	2.5%	3.9%
Provision for income taxes	(0.5%)	(1.0%)

Net income	1.9%	2.9%

Certain percentage amounts may not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	39 Weeks Ended
	September 30,	October 1,
	2007	2006
Revenues	$802,695	$685,618
Costs and expenses:
Cost of sales	220,018	187,679
Labor	272,026	228,526
Operating	127,629	107,433
Occupancy	46,548	38,589
General & administrative	49,903	41,930
Depreciation & amortization	41,140	32,504
Preopening expense	10,775	8,303
Partner investment expense	(1,940)	2,612

Total costs and expenses	766,099	647,576

Income from operations	36,596	38,042
Interest and other income (expense), net	512	1,404
Minority interest	(3,576)	(6,003)

Income before provision for income taxes	33,532	33,443
Provision for income taxes	(8,515)	(8,955)

Net income	$25,017	$24,488

Basic net income per share	$0.98	$0.93
Diluted net income per share	$0.96	$0.91
Shares used in calculation of basic EPS	25,656	26,344
Shares used in calculation of diluted EPS	26,093	27,019

	Percentage of Revenues
	September 30,	October 1,
	2007	2006
Revenues	100.0%	100.0%
Costs and expenses:
Cost of sales	27.4%	27.4%
Labor	33.9%	33.3%
Operating	15.9%	15.7%
Occupancy	5.8%	5.6%
General & administrative	6.2%	6.1%
Depreciation & amortization	5.1%	4.7%
Preopening expense	1.3%	1.2%
Partner investment expense	(0.2%)	0.4%

Total costs and expenses	95.4%	94.5%

Income from operations	4.6%	5.5%
Interest and other income (expense), net	0.1%	0.2%
Minority interest	(0.4%)	(0.9%)

Income before provision for income taxes	4.2%	4.9%
Provision for income taxes	(1.1%)	(1.3%)

Net income	3.1%	3.6%

Certain percentage amounts may not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.
Supplemental Financial Information — Forecast

		53 weeks										Forecast
	2003	2004	2005	1Q06	2Q06	3Q06	4Q06	2006	1Q07A	2Q07A	3Q07A	4Q07	2007

Units	130	168	208	214	225	239	260	260	270	284	300	317	317
Sales weeks	5,749	7,931	9,497	2,751	2,840	3,003	3,267	11,861	3,438	3,601	3,789	4,072	14,900
AWS	93,915	89,136	85,201	83,102	79,571	76,931	77,131	79,049	76,907	74,260	71,491	70,130	73,038

Revenues	539,917	706,941	809,153	228,613	225,981	231,024	251,988	937,606	264,406	267,409	270,880	285,569	1,088,264
per FDS	$20.57	$26.60	$29.97	$8.39	$8.29	$8.70	$9.73	$35.07	$10.15	$10.23	$10.38	$10.90	$41.66

Operating costs
Cost of sales	152,788	200,736	224,634	63,440	61,285	62,954	68,903	256,582	72,915	73,011	74,092	78,141	298,159
Labor	175,256	231,930	266,243	76,937	75,380	76,209	81,587	310,113	89,234	90,665	92,127	97,271	369,297
Operating	73,403	99,231	122,247	34,841	36,210	36,382	38,976	146,409	41,194	42,436	43,999	46,498	174,127
Occupancy	28,914	37,693	42,793	12,493	12,725	13,371	13,868	52,457	14,908	15,615	16,025	16,888	63,436
Minority interest	7,887	10,078	8,227	2,022	2,033	1,948	2,113	8,116	1,647	1,121	808	900	4,476
General and administrative	30,166	36,369	41,117	13,252	14,037	14,641	14,981	56,911	16,722	15,806	17,375	18,515	68,418
Depreciation & amortization	21,817	29,155	36,950	10,355	10,565	11,584	12,359	44,863	12,679	13,606	14,855	15,361	56,501
Restaurant operating income	49,686	61,749	66,942	15,273	13,746	13,935	19,201	62,155	15,107	15,149	11,599	11,995	53,850

Development costs
Preopening expenses	8,745	7,980	9,245	1,694	2,817	3,792	4,410	12,713	2,540	3,296	4,939	3,493	14,268
Partner investment expense	4,196	17,671	4,800	200	925	1,487	1,759	4,371	(1,401)	(468)	(71)	396	(1,544)

Other expenses
Interest and other (income) expense, net	(466)	(612)	(1,841)	(492)	(568)	(344)	89	(1,315)	(343)	(179)	10	—	(512)
Provision for income taxes	12,424	10,656	16,942	4,058	2,483	2,414	4,178	13,133	3,846	3,223	1,446	2,128	10,643
Net income	24,787	26,054	37,796	9,813	8,089	6,586	8,765	33,253	10,465	9,277	5,275	5,978	30,995

per FDS	$0.94	$0.98	$1.40	$0.36	$0.30	$0.25	$0.34	$1.24	$0.40	$0.36	$0.20	$0.23	$1.19

Fully diluted shares (FDS)	26,250	26,575	27,000	27,239	27,258	26,558	25,893	26,737	26,046	26,129	26,105	26,200	26,120

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	28.3%	28.4%	27.8%	27.7%	27.1%	27.2%	27.3%	27.4%	27.6%	27.3%	27.4%	27.4%	27.4%
Labor	32.5%	32.8%	32.9%	33.7%	33.4%	33.0%	32.4%	33.1%	33.7%	33.9%	34.0%	34.1%	33.9%
Operating	13.6%	14.0%	15.1%	15.2%	16.0%	15.7%	15.5%	15.6%	15.6%	15.9%	16.2%	16.3%	16.0%
Occupancy	5.4%	5.3%	5.3%	5.5%	5.6%	5.8%	5.5%	5.6%	5.6%	5.8%	5.9%	5.9%	5.8%
Minority interest	1.5%	1.4%	1.0%	0.9%	0.9%	0.8%	0.8%	0.9%	0.6%	0.4%	0.3%	0.3%	0.4%
General and administrative	5.6%	5.1%	5.1%	5.8%	6.2%	6.3%	5.9%	6.1%	6.3%	5.9%	6.4%	6.5%	6.3%
Depreciation & amortization	4.0%	4.1%	4.6%	4.5%	4.7%	5.0%	4.9%	4.8%	4.8%	5.1%	5.5%	5.4%	5.2%

Restaurant operating income	9.2%	8.7%	8.3%	6.7%	6.1%	6.0%	7.6%	6.6%	5.7%	5.7%	4.3%	4.2%	4.9%

Preopening expenses	1.6%	1.1%	1.1%	0.7%	1.2%	1.6%	1.8%	1.4%	1.0%	1.2%	1.8%	1.2%	1.3%
Partner investment expense	0.8%	2.5%	0.6%	0.1%	0.4%	0.6%	0.7%	0.5%	-0.5%	-0.2%	0.0%	0.1%	-0.1%
Interest and other (income) expense, net	-0.1%	-0.1%	-0.2%	-0.2%	-0.3%	-0.1%	0.0%	-0.1%	-0.1%	-0.1%	0.0%	0.0%	0.0%
Provision for income taxes	2.3%	1.5%	2.1%	1.8%	1.1%	1.0%	1.7%	1.4%	1.5%	1.2%	0.5%	0.7%	1.0%

Net income	4.6%	3.7%	4.7%	4.3%	3.6%	2.9%	3.5%	3.5%	4.0%	3.5%	1.9%	2.1%	2.8%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	49,686	61,749	66,942	15,273	13,746	13,935	19,201	62,155	15,107	15,149	11,599	11,995	53,850
Add: Minority interest	7,887	10,078	8,227	2,022	2,033	1,948	2,113	8,116	1,647	1,121	808	900	4,476
Less: Preopening expenses	(8,745)	(7,980)	(9,245)	(1,694)	(2,817)	(3,792)	(4,410)	(12,713)	(2,540)	(3,296)	(4,939)	(3,493)	(14,268)
Less: Partner investment expense	(4,196)	(17,671)	(4,800)	(200)	(925)	(1,487)	(1,759)	(4,371)	1,401	468	71	(396)	1,544

Income from operations	44,632	46,176	61,124	15,401	12,037	10,604	15,145	53,187	15,615	13,442	7,539	9,006	45,602

Shared Services
Supplemental Financial Information — Forecast

										Forecast
	2005	1Q06	2Q06	3Q06	4Q06	2006	1Q07A	2Q07A	3Q07A	4Q07	2007

Units
Sales weeks
AWS
Comp sales change
Revenues
per FDS

Operating costs
Cost of sales
Labor
Operating
Occupancy
Minority interest
General and administrative	18,698	5,619	6,016	7,330	7,174	26,139	7,537	6,899	7,854	9,059	31,349
Depreciation & amortization	880	280	281	299	277	1,137	272	282	471	300	1,325
Restaurant operating income	(19,578)	(5,899)	(6,297)	(7,629)	(7,451)	(27,276)	(7,809)	(7,181)	(8,325)	(9,359)	(32,674)

Development costs
Preopening expenses
Partner investment expense

Other expenses
Interest and other (income) expense, net	(1,575)	(489)	(535)	(391)	(170)	(1,585)	(298)	(137)	(52)	—	(487)
Provision for income taxes	(5,572)	(1,677)	(1,355)	(1,941)	(2,188)	(7,161)	(2,018)	(1,816)	(1,781)	(2,457)	(8,072)
Net income	(12,431)	(3,733)	(4,407)	(5,297)	(5,093)	(18,530)	(5,493)	(5,228)	(6,492)	(6,902)	(24,115)

per FDS	$(0.46)	$(0.14)	$(0.16)	$(0.20)	$(0.20)	$(0.69)	$(0.21)	$(0.20)	$(0.25)	$(0.26)	$(0.92)

Fully diluted shares (FDS)	27,000	27,239	27,258	26,558	25,893	26,737	26,046	26,129	26,105	26,200	26,120

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	(19,578)	(5,899)	(6,297)	(7,629)	(7,451)	(27,276)	(7,809)	(7,181)	(8,325)	(9,359)	(32,674)
Add: Minority interest	—	—	—	—	—	—	—	—	—	—	—
Less: Preopening expenses	—	—	—	—	—	—	—	—	—	—	—
Less: Partner investment expense	—	—	—	—	—	—	—	—	—	—	—

Income from operations	(19,578)	(5,899)	(6,297)	(7,629)	(7,451)	(27,276)	(7,809)	(7,181)	(8,325)	(9,359)	(32,674)

Concept: P.F. Chang’s China Bistro
Supplemental Financial Information — Forecast

		53 weeks										Forecast
	2003	2004	2005	1Q06	2Q06	3Q06	4Q06	2006	1Q07A	2Q07A	3Q07A	4Q07	2007

Units	97	115	131	133	137	142	152	152	153	157	162	172	172
Sales weeks	4,494	5,613	6,266	1,720	1,751	1,796	1,920	7,187	1,979	2,028	2,078	2,202	8,287
AWS	108,280	108,938	107,757	108,677	104,914	102,930	104,713	105,265	104,592	102,615	100,325	99,455	101,695
Comp sales change	5.1%	3.0%	1.2%	1.3%	-1.0%	-0.5%	-0.9%	-0.3%	-2.5%	-1.3%	-1.6%	-2.9%	-2.1%
Revenues	486,609	611,468	675,204	186,924	183,705	184,914	201,091	756,634	207,028	208,174	208,544	219,000	842,746
per FDS	$18.54	$23.01	$25.01	$6.86	$6.74	$6.96	$7.77	$28.30	$7.95	$7.97	$7.99	$8.36	$32.26

Operating costs
Cost of sales	136,983	173,128	187,073	51,771	49,810	50,131	54,855	206,567	56,781	56,696	56,943	59,787	230,207
Labor	157,414	200,157	221,126	62,652	60,753	59,959	63,733	247,097	69,312	69,827	69,946	73,584	282,669
Operating	65,792	84,781	100,199	27,897	28,653	28,306	30,609	115,465	31,684	32,194	32,981	34,602	131,461
Occupancy	25,533	31,896	34,700	9,859	9,928	10,307	10,589	40,683	11,217	11,598	11,739	12,264	46,818
Minority interest	7,360	9,177	7,118	1,733	1,753	1,717	1,790	6,993	1,333	837	599	504	3,273
General and administrative	26,147	30,051	15,512	5,117	5,319	4,773	5,294	20,503	5,927	5,907	5,990	6,023	23,847
Depreciation & amortization	19,414	24,778	30,093	8,096	8,220	8,831	9,304	34,451	9,483	10,054	10,861	11,279	41,677
Restaurant operating income	47,966	57,500	79,383	19,799	19,269	20,890	24,917	84,875	21,291	21,061	19,485	20,957	82,794

Development costs
Preopening expenses	6,981	5,843	6,028	1,066	1,575	2,355	3,008	8,004	1,256	1,790	2,974	2,260	8,280
Partner investment expense	3,941	15,075	3,526	426	570	956	1,523	3,475	(1,926)	(753)	(433)	—	(3,112)

Other expenses Interest and other (income) expense, net	(461)	(612)	(251)	—	—	51	204	255	(51)	(20)	40	—	(31)
Provision for income taxes	12,522	10,796	21,690	5,432	4,024	4,701	6,321	20,478	5,915	5,168	3,639	4,908	19,630
Net income	24,983	26,398	48,390	12,875	13,100	12,827	13,861	52,663	16,097	14,876	13,265	13,789	58,027

per FDS	$0.95	$0.99	$1.79	$0.47	$0.48	$0.48	$0.54	$1.97	$0.62	$0.57	$0.51	$0.53	$2.22

Fully diluted shares (FDS)	26,250	26,575	27,000	27,239	27,258	26,558	25,893	26,737	26,046	26,129	26,105	26,200	26,120

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	28.2%	28.3%	27.7%	27.7%	27.1%	27.1%	27.3%	27.3%	27.4%	27.2%	27.3%	27.3%	27.3%
Labor	32.3%	32.7%	32.7%	33.5%	33.1%	32.4%	31.7%	32.7%	33.5%	33.5%	33.5%	33.6%	33.5%
Operating	13.5%	13.9%	14.8%	14.9%	15.6%	15.3%	15.2%	15.3%	15.3%	15.5%	15.8%	15.8%	15.6%
Occupancy	5.2%	5.2%	5.1%	5.3%	5.4%	5.6%	5.3%	5.4%	5.4%	5.6%	5.6%	5.6%	5.6%
Minority interest	1.5%	1.5%	1.1%	0.9%	1.0%	0.9%	0.9%	0.9%	0.6%	0.4%	0.3%	0.2%	0.4%
General and administrative	5.4%	4.9%	2.3%	2.7%	2.9%	2.6%	2.6%	2.7%	2.9%	2.8%	2.9%	2.8%	2.8%
Depreciation & amortization	4.0%	4.1%	4.5%	4.3%	4.5%	4.8%	4.6%	4.6%	4.6%	4.8%	5.2%	5.2%	4.9%

Restaurant operating income	9.9%	9.4%	11.8%	10.6%	10.5%	11.3%	12.4%	11.2%	10.3%	10.1%	9.3%	9.6%	9.8%

Preopening expenses	1.4%	1.0%	0.9%	0.6%	0.9%	1.3%	1.5%	1.1%	0.6%	0.9%	1.4%	1.0%	1.0%
Partner investment expense	0.8%	2.5%	0.5%	0.2%	0.3%	0.5%	0.8%	0.5%	-0.9%	-0.4%	-0.2%	0.0%	-0.4%
Interest and other (income) expense, net	-0.1%	-0.1%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Provision for income taxes	2.6%	1.8%	3.2%	2.9%	2.2%	2.5%	3.1%	2.7%	2.9%	2.5%	1.7%	2.2%	2.3%

Net income	5.1%	4.3%	7.2%	6.9%	7.1%	6.9%	6.9%	7.0%	7.8%	7.1%	6.4%	6.3%	6.9%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	47,966	57,500	79,383	19,799	19,269	20,890	24,917	84,875	21,291	21,061	19,485	20,957	82,794
Add: Minority interest	7,360	9,177	7,118	1,733	1,753	1,717	1,790	6,993	1,333	837	599	504	3,273
Less: Preopening expenses	(6,981)	(5,843)	(6,028)	(1,066)	(1,575)	(2,355)	(3,008)	(8,004)	(1,256)	(1,790)	(2,974)	(2,260)	(8,280)
Less: Partner investment expense	(3,941)	(15,075)	(3,526)	(426)	(570)	(956)	(1,523)	(3,475)	1,926	753	433	—	3,112

Income from operations	44,404	45,759	76,947	20,040	18,877	19,296	22,176	80,389	23,294	20,861	17,543	19,201	80,899

Concept: Pei Wei Asian Diner
Supplemental Financial Information — Forecast

		53 weeks										Forecast
	2003	2004	2005	1Q06	2Q06	3Q06	4Q06	2006	1Q07A	2Q07A	3Q07A	4Q07	2007

Units	33	53	77	81	88	97	107	107	116	126	137	144	144
Sales weeks	1,255	2,318	3,231	1,031	1,089	1,207	1,334	4,661	1,446	1,560	1,698	1,857	6,561
AWS	42,476	41,188	41,457	40,435	38,822	38,201	37,598	38,668	39,177	37,592	36,359	35,498	37,031
Comp sales change	0.3%	2.0%	4.0%	-2.0%	-3.9%	-1.5%	-0.7%	-2.0%	0.5%	1.0%	-1.0%	-0.4%	0.0%
Revenues	53,308	95,473	133,949	41,689	42,276	46,110	50,155	180,230	56,656	58,649	61,738	65,919	242,962
per FDS	$2.03	$3.59	$4.96	$1.53	$1.55	$1.74	$1.94	$6.74	$2.18	$2.24	$2.37	$2.52	$9.30

Operating costs
Cost of sales	15,805	27,608	37,561	11,669	11,475	12,823	13,725	49,692	15,851	16,070	16,922	18,081	66,924
Labor	17,842	31,773	45,117	14,285	14,627	16,250	17,515	62,677	19,551	20,480	21,843	23,362	85,236
Operating	7,611	14,450	22,048	6,944	7,557	8,076	8,205	30,782	9,382	10,004	10,835	11,701	41,922
Occupancy	3,381	5,797	8,093	2,634	2,797	3,064	3,230	11,725	3,636	3,963	4,231	4,575	16,405
Minority interest	527	901	1,109	289	280	231	323	1,123	314	284	209	396	1,203
General and administrative	4,019	6,318	6,907	2,299	2,485	2,276	2,327	9,387	3,030	2,878	3,342	3,238	12,488
Depreciation & amortization	2,403	4,377	5,977	1,979	2,064	2,454	2,708	9,205	2,823	3,164	3,417	3,691	13,095
Restaurant operating income	1,720	4,249	7,137	1,590	991	936	2,122	5,639	2,069	1,806	939	875	5,689

Development costs
Preopening expenses	1,764	2,137	3,217	603	1,126	1,204	1,350	4,283	1,283	1,506	1,965	1,233	5,987
Partner investment expense	255	2,596	1,274	(226)	355	531	236	896	525	285	362	396	1,568

Other expenses Interest and other (income) expense, net	(5)	—	(15)	(3)	(33)	(4)	55	15	6	(22)	22	—	6
Provision for income taxes	(98)	(141)	824	377	(107)	(213)	178	235	69	10	(304)	(198)	(423)
Net income	(196)	(343)	1,837	839	(350)	(582)	303	210	186	27	(1,106)	(556)	(1,449)

per FDS	$(0.01)	$(0.01)	$0.07	$0.03	$(0.01)	$(0.02)	$0.01	$0.01	$0.01	$—	$(0.04)	$(0.02)	$(0.06)

Fully diluted shares (FDS)	26,250	26,575	27,000 2	7,239	27,258	26,558 2	5,893	26,737 2	6,046 2	6,129	26,105	26,200	26,120

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	29.6%	28.9%	28.0%	28.0%	27.1%	27.8%	27.4%	27.6%	28.0%	27.4%	27.4%	27.4%	27.5%
Labor	33.5%	33.3%	33.7%	34.3%	34.6%	35.2%	34.9%	34.8%	34.5%	34.9%	35.4%	35.4%	35.1%
Operating	14.3%	15.1%	16.5%	16.7%	17.9%	17.5%	16.4%	17.1%	16.6%	17.1%	17.5%	17.8%	17.3%
Occupancy	6.3%	6.1%	6.0%	6.3%	6.6%	6.6%	6.4%	6.5%	6.4%	6.8%	6.9%	6.9%	6.8%
Minority interest	1.0%	0.9%	0.8%	0.7%	0.7%	0.5%	0.6%	0.6%	0.6%	0.5%	0.3%	0.6%	0.5%
General and administrative	7.5%	6.6%	5.2%	5.5%	5.9%	4.9%	4.6%	5.2%	5.3%	4.9%	5.4%	4.9%	5.1%
Depreciation & amortization	4.5%	4.6%	4.5%	4.7%	4.9%	5.3%	5.4%	5.1%	5.0%	5.4%	5.5%	5.6%	5.4%

Restaurant operating income	3.2%	4.5%	5.3%	3.8%	2.3%	2.0%	4.2%	3.1%	3.7%	3.1%	1.5%	1.3%	2.3%

Preopening expenses	3.3%	2.2%	2.4%	1.4%	2.7%	2.6%	2.7%	2.4%	2.3%	2.6%	3.2%	1.9%	2.5%
Partner investment expense	0.5%	2.7%	1.0%	-0.5%	0.8%	1.2%	0.5%	0.5%	0.9%	0.5%	0.6%	0.6%	0.6%
Interest and other (income) expense, net	0.0%	0.0%	0.0%	0.0%	-0.1%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Provision for income taxes	-0.2%	-0.1%	0.6%	0.9%	-0.3%	-0.5%	0.4%	0.1%	0.1%	0.0%	-0.5%	-0.3%	-0.2%

Net income	-0.4%	-0.4%	1.4%	2.0%	-0.8%	-1.3%	0.6%	0.1%	0.3%	0.0%	-1.8%	-0.8%	-0.6%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	1,720	4,249	7,137	1,590	991	936	2,122	5,639	2,069	1,806	939	875	5,689
Add: Minority interest	527	901	1,109	289	280	231	323	1,123	314	284	209	396	1,203
Less: Preopening expenses	(1,764)	(2,137)	(3,217)	(603)	(1,126)	(1,204)	(1,350)	(4,283)	(1,283)	(1,506)	(1,965)	(1,233)	(5,987)
Less: Partner investment expense	(255)	(2,596)	(1,274)	226	(355)	(531)	(236)	(896)	(525)	(285)	(362)	(396)	(1,568)

Income from operations	228	417	3,755	1,502	(210)	(568)	859	1,583	575	299	(1,179)	(358)	(663)

Concept: Taneko Japanese Tavern
Supplemental Financial Information — Forecast

									Forecast
	1Q06	2Q06	3Q06	4Q06	2006	1Q07A	2Q07A	3Q07A	4Q07	2007

Units				1	1	1	1	1	1	1
Sales weeks				13	13	13	13	13	13	52
AWS				57,077	57,077	55,538	45,077	46,000	50,000	49,154
Comp sales change Revenues				742	742	722	586	598	650	2,556
per FDS				$0.03	$0.03	$0.03	$0.02	$0.02	$0.02	$0.10

Operating costs
Cost of sales	—	—	—	323	323	283	245	227	273	1,028
Labor	—	—	—	339	339	371	358	338	325	1,392
Operating	—	—	—	162	162	128	238	183	195	744
Occupancy	—	—	—	49	49	55	54	55	49	213
Minority interest	—	—	—	—	—	—	—	—	—	—
General and administrative	217	217	262	186	882	228	122	189	195	734
Depreciation & amortization	—	—	—	70	70	101	106	106	91	404
Restaurant operating income	(217)	(217)	(262)	(387)	(1,083)	(444)	(537)	(500)	(478)	(1,959)

Development costs
Preopening expenses	25	116	233	52	426	1	—	—	—	1
Partner investment expense	—	—	—	—	—	—	—	—	—	—

Other expenses
Interest and other (income) expense, net	—	—	—	—	—	—	—	—	—	—
Provision for income taxes	(74)	(78)	(133)	(133)	(418)	(120)	(139)	(108)	(125)	(492)
Net income	(168)	(255)	(362)	(306)	(1,091)	(325)	(398)	(392)	(353)	(1,468)

per FDS	$(0.01)	$(0.01)	$(0.01)	$(0.01)	$(0.04)	$(0.01)	$(0.02)	$(0.02)	$(0.01)	$(0.06)

Fully diluted shares (FDS)	27,239	27,258	26,558	25,893	26,737	26,046	26,129	26,105	26,200	26,120

Revenues				100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales				43.5%	43.5%	39.2%	41.8%	38.0%	42.0%	40.2%
Labor				45.7%	45.7%	51.4%	61.1%	56.5%	50.0%	54.5%
Operating				21.8%	21.8%	17.7%	40.6%	30.6%	30.0%	29.1%
Occupancy				6.6%	6.6%	7.6%	9.2%	9.2%	7.5%	8.3%
Minority interest				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
General and administrative				25.1%	118.9%	31.6%	20.8%	31.6%	30.0%	28.7%
Depreciation & amortization				9.4%	9.4%	14.0%	18.1%	17.7%	14.0%	15.8%

Restaurant operating income				-52.2%	-146.0%	-61.5%	-91.6%	-83.6%	-73.5%	-76.6%

Preopening expenses				7.0%	57.4%	0.1%	0.0%	0.0%	0.0%	0.0%
Partner investment expense				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Interest and other (income) expense, net				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Provision for income taxes				-17.9%	-56.3%	-16.6%	-23.7%	-18.1%	-19.2%	-19.2%

Net income				-41.2%	-147.0%	-45.0%	-67.9%	-65.6%	-54.3%	-57.4%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	(217)	(217)	(262)	(387)	(1,083)	(444)	(537)	(500)	(478)	(1,959)
Add: Minority interest	—	—	—	—	—	—	—	—	—	—
Less: Preopening expenses	(25)	(116)	(233)	(52)	(426)	(1)	—	—	—	(1)
Less: Partner investment expense	—	—	—	—	—	—	—	—	—	—

Income from operations	(242)	(333)	(495)	(439)	(1,509)	(445)	(537)	(500)	(478)	(1,960)